CUTLER LAW GROUP LETTERHEAD


                                January 18, 2000

Via  Facsimile  (770)  433-9194


Ken  Honeyman
Lakota  Technologies,  Inc.
2849  Paces  Ferry  Road,  Suite  710
Atlanta,  GA  30339

Dear  Ken:

     This  letter  will  confirm  our  agreement  as  to  the  following:

     1. The 475,000 shares of common stock previously issued to MRC Legal Services Corporation and/or Brian A. Lebrecht shall be registered on Form S-8 within 15 days of the Company's eligibility to do so; and

     2. An additional 200,000 shares of restricted common stock will be issued to MRC Legal Services Corporation in exchange for a credit to the outstanding balance owing to this firm by Lakota of the lesser of (i) the entire balance due and owing as of January 31, 2000, or (ii) $25,000. These additional shares shall also be registered on Form S-8 within 15 days of the Company's eligibility to do so.

     Please indicate your acceptance of the terms hereof by your signature below.


                              Sincerely,


                              /s/  Brian  A.  Lebrecht

                              Brian  A.  Lebrecht,  Esq.



Lakota  Technologies,  Inc.

/s/  Ken  Honeyman
_______________________________
By:     Ken  Honeyman,  President